UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West International Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC (“Franklin”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 6.04%, relative to an 11.25% return for the MSCI EAFE Growth Index, the Fund’s benchmark index.
Franklin Commentary
Despite some volatility over the year and the ongoing impact of the COVID-19 pandemic, international equities generally rose in 2021. Over the year, value and growth stocks engaged in a tug of war as economies reopened, new COVID-19 variants emerged, inflation rose to its highest levels in recent history, and central banks across the globe began to tighten monetary policy.
In 2021, the Franklin sub-advised portion of the Fund underperformed its benchmark index, as stock selection in the consumer discretionary, information technology and health care sectors and an overweight in communication services hindered relative performance.
In consumer discretionary, results were held back by China-based tutoring services provider TAL Education Group, United Kingdom-based online retailer boohoo group PLC and Latin American online marketplace operator MercadoLibre, Inc. TAL Education Group detracted from relative performance amid continued regulatory uncertainty. We exited the position following the release of new rules set by the government of China that would bar for-profit companies from offering tutoring in core school subjects and would make tutoring companies register as non-profits. At the end of September, boohoo group PLC reported disappointing financial results due to the increase in freight and labor costs from the global pandemic. Furthermore, in December, the company announced a profit downgrade given supply chain issues, increased return rates and a pullback in consumer sentiment in the UK. MercadoLibre’s stock decline reflected investor concerns about the extent to which e-commerce might pull back in favor of brick-and-mortar retail once the pandemic ends. However, e-commerce adoption in Latin America continues to lag that of developed markets, which we believe could propel growth for the company. Additionally, the stock’s performance was exacerbated by growth stocks’ selloff during various parts of the year, following MercadoLibre’s exceptional performance in 2020.
Denmark-based financial software company SimCorp A/S hindered results in the information technology sector. SimCorp released relatively weak third-quarter earnings across the board, as the company did not sign any new clients during the quarter. Management attributed this to slower decision-making processes during the pandemic. We believe SimCorp remains on track with conversions from software as a service (SaaS) to the cloud, which have moved faster than we anticipated.
In health care, GN Store Nord A/S, a Denmark-based hearing aid maker, suppressed relative returns. The stock declined in August after the company failed to meet consensus revenue expectations, as its hearing aid business lagged peers. More recently, it negatively revised its full year guidance for both its hearing and audio segments, partly due to a rapid deterioration in supply-chain conditions. UK-listed generic drugs manufacturer Hikma Pharmaceuticals PLC further detracted from relative performance in the sector as its injectables business has lagged. Recently, the company announced a bio-licensing deal with Richter (not a portfolio holding) to commercialize Richter’s denosumab injection, which works to prevent bone loss. We are encouraged to see good deals in Hikma’s pipeline.
In industrials, Germany-based aircraft engine manufacturer MTU Aero Engines AG (“MTU”) weighed on performance. While MTU showed signs of recovering from the trough of lockdown-era 2020, continued disruptions to airline travel amid international COVID restrictions hurt the stock. Additionally, the company reduced its guidance during November as recovery continues to lag. Moreover, the maintenance, repair and overhaul business segment’s margins declined as a new structure for maintenance contracts for a new generation of engines has grown into a larger segment of its business. However, the revenue base from these new-generation engines is expected to be substantially larger relative to the prior engines.
Conversely, stock selection in the materials sector boosted relative returns, as did an overweight in information technology and a lack of exposure to consumer staples and utilities.
In materials, results were supported by Sika AG, a Switzerland-based construction materials supplier, and Koninklijke DSM N.V., a Netherlands-based human and animal nutrition company. In November, Sika announced a major acquisition of MBCC (a private company), a supplier of construction chemicals. We believe the deal could be beneficial if it goes through, as the two businesses complement one another in strategy, products and geographies, in our view. Earlier in the year, DSM announced an acceleration of its transformation into a pure-play nutrition business. This progress included putting its two remaining materials businesses up for sale and reorganizing its nutrition businesses into three focused business units. In our view, this strategic move to accelerate DSM’s transformation into a pure-play sustainable nutrition business is value accretive.
Elsewhere, Ferguson PLC, a UK-based plumbing products distributor, and DSV A/S, a Denmark-based logistics company, maintained relative performance in the industrials sector. Ferguson reported strong earnings at the end of September, as the company saw growth in both its residential and non-residential segments for the full fiscal year 2021. Investors have rewarded Ferguson for its robust financial results and growth in market share. In our view, the company is well-positioned to benefit from increased U.S. federal infrastructure spending in the coming years. DSV supported performance after multiple quarters of strong financial results as the company has benefited from increased freight rates over the year.
Information technology holding ASML Holding NV, a Netherlands-based semiconductor equipment manufacturer, bolstered relative returns for the year after reporting multiple quarters of strong earnings. The company also provided upbeat 2021 guidance at the beginning of the year, followed by multiple guidance raises over the course of the year.
Alcon AG, a Switzerland-based eye care company, had a positive impact in the health care sector. Alcon released a strong set of financial results in August, with robust growth in the surgical segment and increased market share for PanOptix, the company’s next-generation intraocular lens.
JPMorgan Commentary
Market Overview: Global equities rallied strongly over the fourth quarter, with the MSCI World Index gaining 8.1% in local currency terms and ending the year 24.2% higher. Investor optimism around ongoing vaccine rollouts and a strong corporate earnings season drove equities higher. While the emergence of the highly infectious Omicron variant led to a spike in equity market volatility at the end of November, markets quickly recovered as data from South Africa and the UK indicated a lower risk of severe symptoms.
In the U.S., gross domestic product (“GDP”) growth rate for the third quarter came in at 2.3%, supported by higher consumer spending and encouraging growth in both services and manufacturing sectors. However, a rapid increase in infections due to the new COVID-19 variant, Omicron, began to take its toll on growth with the U.S. flash composite Purchasing Manager’s Index falling to 56.9 in December. Additionally, inflationary pressures continued to build, with firms facing ever increasing input prices and reporting broad-based upticks in cost burdens. As a result, the U.S. consumer price index (“CPI”) for the month of November rose to 6.8% year-over-year, as supply chain constraints and shortages continue to keep driving prices higher. Against this backdrop, the Federal Reserve adopted a more hawkish stance and accelerated its planned pace of tapering, putting it on course to end quantitative easing in March 2022.
In the Eurozone, growth in business activity was volatile as it slowed down in October amid increasing supply bottlenecks and ongoing COVID-19 concerns, accelerated sharply in November, and then slowed down again in December as rising COVID-19 infection rates hit economic activity. Inflationary pressures remained strong as firms sought to pass an unprecedented rise in costs to consumers. An unreliable supply of Russian gas, falling investments in thermal energy and maintenance work on nuclear power plants led to a sharp rise in gas and electricity prices across the continent before falling towards the end of the quarter. Against this backdrop, the European Central Bank confirmed that the Pandemic Emergency Purchase Programme (“PEPP”) would end in March 2022 and the net asset purchases under PEPP during the first quarter of 2022 would be at a lower level than in the previous quarters.
In the UK, third quarter GDP numbers came in below estimates as the economy was impacted by rising infection rates, higher prices and global supply shortages. Inflation hit a 10-year high as UK CPI for the month of November rose to 5.1% year-over-year and in response, the Bank of England raised interest rates by 15 basis points to 0.25%.
Crude oil prices remained volatile over the quarter due to the economic uncertainty caused by the Omicron variant of COVID-19. Among equities, growth stocks outperformed value stocks, while developed markets outperformed emerging markets in U.S. dollar terms.
Portfolio Review: Stock selection in health care and information technology contributed to returns, while stock selection in financials and consumer discretionary detracted from performance. Regionally, stock selection and an underweight allocation to Japan was the sole contributor to returns, while stock selection in emerging markets and an underweight allocation to continental Europe detracted from returns.
The JPMorgan sub-advised portion of the Fund did not invest in derivatives during the period.
ASML, the Netherlands based manufacturer of lithography machines, was a positive contributor for the year. ASML’s solid outlook is underpinned by strong capex outlooks by its key semiconductor customers (TSMC, Intel and Samsung). We continue to have conviction in ASML for its monopoly position in EUV lithography tools and its ability to generate attractive economics on its Services business. The combination of next-generation lithography product releases combined with Services revenue will drive significant revenue and earnings growth over the next 5 years.
Alibaba, the Chinese e-commerce and technology company, was a leading detractor over the one-year period. Negative sentiment surrounding heightened Chinese regulations (i.e., AST, Evergrande) hurt performance for some of our highest conviction Chinese names in the short term. In China we’ve seen macro/consumer fundamentals weaken towards the end of 2021. Much of this is related to the on/off COVID restrictions which have disrupted consumer activity, and also reduced employed hours in some sectors, leading to product availability challenges. More broadly, supply chain issues have created some product shortages in consumer verticals, leading to lower volumes as shipping delays (and some labor shortages exacerbated by COVID self-isolation requirements in certain locations) have become apparent.
Market Outlook: Strong economic data, policy support and successful vaccine rollouts continue to drive fundamentals and global recovery remains on track to eliminate spare capacity at a much faster pace than anticipated. While new COVID-19 variant, Omicron, continues to be a concern and is causing disruption, reports seem to suggest that it is much milder than the earlier variants. Hence, the economic and human consequences should be less severe than observed at the start of the pandemic.
Despite having widespread supply chain issues, earnings growth was strong in 2021 as companies were able to pass on the cost increases to consumers. However, going forward, growth could slow as profit margins come under pressure from higher wages, rising commodity prices and increasing corporate taxes. Nevertheless, fixing of supply chain issues, shift in spending from goods back to services as well as a strong household balance sheet and savings rate mean developed world consumers are in better shape and should be able to support the economic expansion over the medium term. Therefore, looking out into the next five years, we still expect material earnings growth, front-loaded and not very dissimilar to the rebound from the global financial crisis. That being said, a reduction in the uncertainty caused by the pandemic and higher interest rate environment should also reduce the dispersion of valuations which has increased in recent years. Hence, it is crucial to differentiate cyclical from structural headwinds and tailwinds as the economic expansion takes shape.
Stimulus levels continue to dwarf anything seen after the financial crisis and we are finally seeing signs of inflation after years of absence. This leaves central banks looking to taper bond purchases at a faster pace as they battle escalating inflationary pressures, and at the same time, are trying to balance concerns around premature tightening and new COVID-19 variants. As central banks view some of the recent drivers of higher inflation as “sticky” and the progress towards full employment seems encouraging, we could expect a policy normalization cycle to start unfolding in the near term.
We believe that an environment of strong demand, coupled with a modestly rising inflation, should help equity markets. An environment where growth is weak, while inflation is strong, could be quite damaging to financial asset returns. But we see only a limited threat of a stagflationary end game. Going ahead, the outlook remains positive and while we wouldn’t be surprised to see some volatility along the way, we believe that strong economic growth accompanied by a still relatively accommodative monetary policy should provide support to equity markets.

The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	6.45%	14.37%	8.98%
Investor Class	6.04%	13.94%	10.13%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	30.75%
Industrial	17.14
Technology	15.01
Consumer, Cyclical	12.31
Financial	9.47
Communications	8.50
Basic Materials	4.70
Utilities	0.67
Government Money Market Mutual Funds	0.58
Short Term Investments	0.87
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,007.90	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.33
Investor Class
Actual	$1,000.00	$1,005.30	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$6.11
* Expenses are equal to the Fund's annualized expense ratio of 0.85% for the Institutional Class shares and 1.20% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.70%
26,000	Koninklijke DSM NV	$ 5,855,359
17,431	Linde PLC	6,038,621
68,160	Symrise AG	10,080,489
60,000	Umicore SA	2,447,663
		24,422,132
Communications — 8.51%
161,852	Alibaba Group Holding Ltd(a)	2,378,510
1,100,000	Ascential PLC(a)	6,046,425
300,000	CyberAgent Inc	5,000,949
38,352	Delivery Hero SE(a)(b)	4,245,198
7,417	MercadoLibre Inc(a)	10,001,083
15,000	Nice Ltd Sponsored ADR(a)	4,554,000
19,471	Sea Ltd ADR(a)	4,355,857
3,500	Shopify Inc Class A(a)	4,820,865
47,900	Tencent Holdings Ltd	2,795,019
		44,197,906
Consumer, Cyclical — 12.31%
21,391	adidas AG	6,159,430
3,000,000	boohoo Group PLC(a)(c)	5,028,322
85,000	CTS Eventim AG & Co KGaA(a)	6,212,895
66,569	Ferguson PLC	11,819,893
67,000	GN Store Nord AS(c)	4,203,968
15,963	LVMH Moet Hennessy Louis Vuitton SE	13,192,345
16,800	Shimano Inc	4,474,165
74,300	Sony Group Corp	9,382,474
43,474	Zalando SE(a)(b)	3,502,108
		63,975,600
Consumer, Non-Cyclical — 30.76%
4,544	Adyen NV(a)(b)(c)	11,927,994
65,000	Alcon Inc	5,733,350
162,758	Allfunds Group PLC(a)	3,204,944
90,000	Amadeus IT Group SA(a)	6,089,774
12,040	Argenx SE(a)(c)	4,281,515
1,023,300	Budweiser Brewing Co APAC Ltd(b)	2,690,212
32,000	Cochlear Ltd	5,022,401
22,452	Coloplast A/S Class B	3,953,241
30,000	CSL Ltd	6,344,993
194,101	Diageo PLC	10,611,336
130,000	Evotec SE(a)	6,275,596
110,000	Experian PLC	5,416,641
27,458	Genmab A/S(a)	10,959,945
180,000	Hikma Pharmaceuticals PLC	5,403,138
143,193	IDP Education Ltd	3,607,347
54,552	Intertek Group PLC	4,160,144
109,800	Kyowa Kirin Co Ltd	2,993,775
8,865	Lonza Group AG	7,380,896
18,545	L'Oreal SA	8,842,482
100,931	Nestle SA	14,091,715
109,222	Novo Nordisk A/S Class B	12,268,457
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
289,604	Oxford Nanopore Technologies PLC(a)	$ 2,732,187
228,368	RELX PLC	7,452,390
1,966	Straumann Holding AG	4,157,287
31,400	Sysmex Corp	4,238,421
		159,840,181
Financial — 9.47%
731,600	AIA Group Ltd	7,383,927
216,300	DBS Group Holdings Ltd	5,238,562
30,000	Deutsche Boerse AG	5,009,226
330,000	FinecoBank Banca Fineco SpA	5,779,129
53,664	HDFC Bank Ltd ADR	3,491,916
118,200	Hong Kong Exchanges & Clearing Ltd	6,912,807
210,000	Intermediate Capital Group PLC	6,251,086
47,386	London Stock Exchange Group PLC	4,456,311
2,836	Partners Group Holding AG	4,681,696
		49,204,660
Industrial — 16.48%
169,801	Assa Abloy AB Class B	5,175,701
96,548	Atlas Copco AB Class A	6,671,548
100,000	Cellnex Telecom SA(b)	5,792,753
24,500	Daikin Industries Ltd	5,549,723
26,000	DSV A/S	6,058,736
50,000	Hoya Corp	7,419,591
188,268	InPost SA(a)	2,271,605
14,700	Keyence Corp	9,242,745
55,082	Kone OYJ Class B	3,952,610
79,600	Makita Corp	3,378,995
35,000	MTU Aero Engines AG	7,106,531
36,941	Safran SA	4,522,433
40,860	Schneider Electric SE	8,032,884
13,000	Sika AG	5,403,027
7,500	SMC Corp	5,068,936
		85,647,818
Technology — 15.02%
29,059	ASML Holding NV	23,276,830
129,997	AVEVA Group PLC	5,996,572
36,754	Bilibili Inc Class Z(a)	1,707,045
23,753	Capgemini SE	5,821,394
260,000	Clarivate PLC(a)	6,115,200
40,000	CyberArk Software Ltd(a)	6,931,200
167,903	Keywords Studios PLC	6,681,576
65,364	Samsung Electronics Co Ltd	4,292,780
50,000	SimCorp A/S(c)	5,449,589
33,677	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	4,051,680
13,400	Tokyo Electron Ltd	7,712,675
		78,036,541

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Utilities — 0.67%
27,210	Orsted AS(b)	$ 3,484,706
TOTAL COMMON STOCK — 97.92% (Cost $353,729,642)		$508,809,544
PREFERRED STOCK
Industrial — 0.66%
5,094	Sartorius AG	3,445,274
TOTAL PREFERRED STOCK — 0.66% (Cost $1,824,235)		$ 3,445,274
GOVERNMENT MONEY MARKET MUTUAL FUNDS
635,000	BlackRock FedFund Institutional Class(d), 0.03%(e)	635,000
195,000	Federated Hermes Government Obligations Fund Premier Shares(d), 0.03%(e)	195,000
635,000	Goldman Sachs Financial Square Government Fund Institutional Class(d), 0.02%(e)	635,000
635,000	Invesco Government & Agency Portfolio Institutional Class(d), 0.03%(e)	635,000
635,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 0.03%(e)	635,000
300,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(d), 0.03%(e)	300,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.59% (Cost $3,035,000)		$ 3,035,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.87%
$940,005	Undivided interest of 2.13% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $940,005 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(d)	940,005
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,798,191	Undivided interest of 2.16% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $1,798,191 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(d)	$ 1,798,191
1,798,191	Undivided interest of 3.05% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $1,798,191 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(d)	1,798,191
TOTAL SHORT TERM INVESTMENTS — 0.87% (Cost $4,536,387)		$ 4,536,387
TOTAL INVESTMENTS — 100.04% (Cost $363,125,264)		$519,826,205
OTHER ASSETS & LIABILITIES, NET — (0.04)%		$ (212,498)
TOTAL NET ASSETS — 100.00%		$519,613,707

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2021
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2021.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2021.
ADR	American Depositary Receipt
Summary of Investments by Country as of December 31, 2021.
Country	Fair Value	Percentage of Fund Investments
United Kingdom	$ 79,913,431	15.37%
Japan	64,462,451	12.40
Germany	52,036,748	10.01
Denmark	46,378,641	8.92
Netherlands	45,341,698	8.72
Switzerland	41,447,970	7.97
France	40,411,537	7.77
Hong Kong	16,986,946	3.27
Australia	14,974,741	2.88
Ireland	12,098,217	2.33
Spain	11,882,527	2.29
Sweden	11,847,249	2.28
Israel	11,485,200	2.21
Argentina	10,001,083	1.92
Singapore	9,594,419	1.85
United States	7,571,387	1.46
China	6,880,573	1.32
Italy	5,779,129	1.11
Jordan	5,403,138	1.04
Canada	4,820,865	0.93
South Korea	4,292,780	0.83
Taiwan	4,051,680	0.78
Finland	3,952,610	0.76
India	3,491,917	0.67
Belgium	2,447,663	0.47
Poland	2,271,605	0.44
Total	$519,826,205	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West International Growth Fund
ASSETS:
Investments in securities, fair value (including $7,236,611 of securities on loan)(a)	$515,289,818
Repurchase agreements, fair value(b)	4,536,387
Cash	9,934,642
Cash denominated in foreign currencies, fair value(c)	271,360
Dividends receivable	1,428,960
Subscriptions receivable	39,135
Total Assets	531,500,302
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	1,177,534
Payable for other accrued fees	115,306
Payable for shareholder services fees	9,021
Payable to investment adviser	345,593
Payable upon return of securities loaned	7,571,387
Redemptions payable	2,664,669
Total Liabilities	11,886,595
NET ASSETS	$519,613,707
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,433,163
Paid-in capital in excess of par	353,398,196
Undistributed/accumulated earnings	161,782,348
NET ASSETS	$519,613,707
NET ASSETS BY CLASS
Investor Class	$31,402,756
Institutional Class	$488,210,951
CAPITAL STOCK:
Authorized
Investor Class	20,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	1,972,138
Institutional Class	42,359,489
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$15.92
Institutional Class	$11.53
(a) Cost of investments	$358,588,877
(b) Cost of repurchase agreements	$4,536,387
(c) Cost of cash denominated in foreign currencies	$275,700
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West International Growth Fund
INVESTMENT INCOME:
Interest	$979
Income from securities lending	17,042
Dividends	5,251,706
Foreign withholding tax	(482,970)
Total Income	4,786,757
EXPENSES:
Management fees	4,177,584
Shareholder services fees – Investor Class	132,715
Audit and tax fees	56,977
Custodian fees	107,502
Director's fees	17,642
Legal fees	10,361
Pricing fees	2,516
Registration fees	28,034
Shareholder report fees	44
Transfer agent fees	7,838
Other fees	2,596
Total Expenses	4,543,809
Less amount waived by investment adviser	80,917
Net Expenses	4,462,892
NET INVESTMENT INCOME	323,865
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	44,922,122
Net Realized Gain	44,922,122
Net change in unrealized depreciation on investments and foreign currency translations	(10,309,326)
Net Change in Unrealized Depreciation	(10,309,326)
Net Realized and Unrealized Gain	34,612,796
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,936,661
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West International Growth Fund	2021	2020
OPERATIONS:
Net investment income	$323,865	$609,301
Net realized gain	44,922,122	29,610,804
Net change in unrealized appreciation (depreciation)	(10,309,326)	86,848,234
Net Increase in Net Assets Resulting from Operations	34,936,661	117,068,339
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(2,181,941)	(367,142)
Institutional Class	(46,111,824)	(5,841,418)
From Net Investment Income and Net Realized Gains	(48,293,765)	(6,208,560)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	10,508,643	13,711,568
Institutional Class	127,083,862	49,096,451
Shares issued in reinvestment of distributions
Investor Class	2,181,941	367,142
Institutional Class	46,111,824	5,841,418
Shares redeemed
Investor Class	(23,903,949)	(22,173,355)
Institutional Class	(109,002,027)	(153,528,308)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	52,980,294	(106,685,084)
Total Increase in Net Assets	39,623,190	4,174,695
NET ASSETS:
Beginning of year	479,990,517	475,815,822
End of year	$519,613,707	$479,990,517
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	636,082	1,075,985
Institutional Class	10,384,560	5,397,667
Shares issued in reinvestment of distributions
Investor Class	133,486	22,789
Institutional Class	3,902,338	488,822
Shares redeemed
Investor Class	(1,418,744)	(1,650,167)
Institutional Class	(8,640,414)	(15,622,389)
Net Increase (Decrease)	4,997,308	(10,287,293)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$16.07	(0.04) (d)	1.02	0.98	-	(0.02)	(1.11)	(1.13)	$15.92	6.04%
12/31/2020	$12.63	(0.02) (d)	3.60	3.58	-	-	(0.14)	(0.14)	$16.07	28.35%
12/31/2019	$ 9.44	0.04	3.17	3.21	(0.00) (e)	(0.01)	(0.01)	(0.02)	$12.63	34.07%
12/31/2018	$12.86	0.08	(2.26)	(2.18)	-	-	(1.24)	(1.24)	$ 9.44	(16.87%)
12/31/2017	$10.54	0.12	2.68	2.80	-	(0.12)	(0.36)	(0.48)	$12.86	26.62%
Institutional Class
12/31/2021	$11.93	0.01	0.77	0.78	-	(0.07)	(1.11)	(1.18)	$11.53	6.45%
12/31/2020	$ 9.38	0.02	2.69	2.71	-	(0.02)	(0.14)	(0.16)	$11.93	28.88%
12/31/2019	$ 7.03	0.06	2.37	2.43	(0.00) (e)	(0.07)	(0.01)	(0.08)	$ 9.38	34.57%
12/31/2018	$10.00	0.08	(1.75)	(1.67)	-	(0.06)	(1.24)	(1.30)	$ 7.03	(16.69%)
12/31/2017	$ 8.29	0.14	2.11	2.25	-	(0.18)	(0.36)	(0.54)	$10.00	27.24%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 31,403	1.28%	1.20%	(0.23%)	34%
12/31/2020	$ 42,126	1.28%	1.20%	(0.19%)	27%
12/31/2019	$ 40,066	1.28%	1.20%	0.34%	30%
12/31/2018	$ 31,531	1.30%	1.20%	0.65%	124%
12/31/2017	$ 44,479	1.29%	1.20%	1.01%	18%
Institutional Class
12/31/2021	$488,211	0.86%	0.85%	0.09%	34%
12/31/2020	$437,865	0.86%	0.85%	0.17%	27%
12/31/2019	$435,749	0.85%	0.85%	0.71%	30%
12/31/2018	$374,056	0.88%	0.85%	0.84%	124%
12/31/2017	$332,024	0.88%	0.85%	1.41%	18%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West International Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2021

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2021

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 65,250,734	$ 443,558,810	$ —	$ 508,809,544
Preferred Stock	—	3,445,274	—	3,445,274
Government Money Market Mutual Funds	3,035,000	—	—	3,035,000
Short Term Investments	—	4,536,387	—	4,536,387
Total Assets	$ 68,285,734	$ 451,540,471	$ 0	$ 519,826,205
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Annual Report - December 31, 2021

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$2,602,445	$648,011
Long-term capital gain	45,691,320	5,560,549
	$48,293,765	$6,208,560
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	7,392,017
Capital loss carryforwards	—
Post-October losses	(70,751)
Net unrealized appreciation	154,461,082
Tax composition of capital	$161,782,348
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(70,751)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$365,365,123
Gross unrealized appreciation on investments	168,908,401
Gross unrealized depreciation on investments	(14,447,319)
Net unrealized appreciation on investments	$154,461,082
2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2021

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the Fund’s average daily net assets over $1 billion dollars and 0.72% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.85% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$36,449	$77,425	$80,917	$0
The Adviser and Great-West Funds entered into sub-advisory agreements with Franklin Templeton Institutional, LLC and J.P. Morgan Investment Management Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $169,187,404 and $168,244,801, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the

Annual Report - December 31, 2021

Fund had securities on loan valued at $7,236,611 and received collateral as reported on the Statement of Assets and Liabilities of $7,571,387 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West International Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $482,970 and has derived gross income from sources within foreign countries amounting to $5,292,230.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022